                          SECOND AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                          THE DERBY CYCLE CORPORATION
                        _______________________________
                                  ARTICLE ONE


          The name of the Corporation is The Derby Cycle Corporation.

                                  ARTICLE TWO

          The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle 19801. The name of its registered agent at such address is the Corporation Trust Company.

                                 ARTICLE THREE

          The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                 ARTICLE FOUR

                          Part A.  Authorized Shares

          The total number of shares of capital stock which the Corporation has authority to issue is [ ] shares, consisting of:

          (i) 25,000 shares of Preferred Stock, Series A, par value $.01 per share ("Series A Preferred Stock");

          (ii) 3,000 shares of Preferred Stock, Series B, par value $.01 per share ("Series B Preferred Stock");

          (iii) 100 shares of Preferred Stock, Series C-1, par value $.01 per share ("Series C-1 Preferred Stock");

          (iv) 52,180 shares of Preferred Stock, Series D, par value $.01 per share ("Series D Preferred Stock");

          (v) 7,500 shares of Preferred Stock, Series D-1, par value $.01 per share ("Series D-1 Preferred Stock");

          (vi) 200,000 shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock");

          (vii) 15,000 shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock");

          (viii) 30,000 shares of Class C Common Stock, par value $.01 per share ("Class C Common Stock"; and together with the Class A Common Stock and the Class B Common Stock, the "Common Stock").

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          The Series A Preferred Stock, the Series B Preferred Stock, the Series
C Preferred Stock, the Series D Preferred Stock and the Series D-1 Preferred Stock are referred to collectively as the "Preferred Stock." The Preferred Stock and the Common Stock are referred to collectively as the "Shares." The Preferred Stock shall have the rights, preferences and limitations set forth in Part B.
The Common Stock shall have the rights, preferences and limitations set forth in Part C. The Shares shall have the Distribution rights and be subject to the general terms set forth in Part D. Capitalized terms used but not otherwise defined in Part A, Part B, Part C or Part D of this ARTICLE FOUR are defined in Part E of this ARTICLE FOUR.

                           Part B.  Preferred Stock

          Section 1.  Dividends.

          1A. When and as declared by the Corporation's Board of Directors and to the extent permitted under the General Corporation Law, the Corporation shall pay preferential dividends in cash to the holders of Preferred Stock as provided in this Section 1 and Part D of this ARTICLE FOUR.

          Series A Preferred Stock.  Dividends on each share of the Series A
          ------------------------
Preferred Stock (a "Series A Preferred Share") shall accrue on a daily basis at the rate of twenty percent (20%) per annum of the sum of the Liquidation Amount thereof plus all accumulated and unpaid dividends thereon from and including the date of issuance of such Series A Preferred Share to and including the first to occur of (i) the date on which the Liquidation Amount of such Series A Preferred Share (plus all accrued and accumulated but unpaid dividends thereon) is paid to the holder thereof, (ii) the date on which such Series A Preferred Share is converted to Class A Common Stock as set forth herein or (iii) the date on which such Series A Preferred Share is otherwise acquired by the Corporation.

          Series B Preferred Stock.  Dividends on each share of the Series B
          ------------------------
Preferred Stock (a "Series B Preferred Share") shall accrue on a daily basis at the rate of nine and three-quarters percent (9.75%) per annum of the sum of the Liquidation Amount thereof plus all accumulated and unpaid dividends thereon from and including the date of issuance of such Series B Preferred Share to and including the first to occur of (i) the date on which the Liquidation Amount of such Series B Preferred Share (plus all accrued and accumulated but unpaid dividends thereon) is paid to the holder thereof, (ii) the date on which such Series B Preferred Share is redeemed as set forth herein or (iii) the date on which such Series B Preferred Share is otherwise acquired by the Corporation.

          Series C Preferred Stock.  Dividends on each share of the Series C
          ------------------------
Preferred Stock (a "Series C Preferred Share") shall accrue at the rate of nineteen percent (19%) per annum, compounded daily, for an annual effective yield of twenty and nine-tenths percent (20.9%) on the sum of the Liquidation Amount thereof plus all accumulated and unpaid dividends thereon from and including the date of issuance of such Series C Preferred Share to and including the first to occur of (i) the date on which the Liquidation Amount of such Series C Preferred Share (plus all accrued and accumulated but unpaid dividends thereon) is paid to the holder thereof, or (ii) the date on which such Series C Preferred Share is otherwise acquired by the Corporation. Dividends on each Series C Preferred Share outstanding from time to time shall be computed on the basis of a 360-day year, actual days elapsed from the date of issuance of such Series C Preferred Share.

          Series D Preferred Stock.  Dividends on each share of the Series D
          ------------------------
Preferred Stock (a "Series D Preferred Share") shall accrue on a compounded daily basis at the rate of thirty percent (30%) per annum of the sum of the Liquidation Amount plus accumulated and unpaid dividends thereon from and including the date of issuance of such Series D Preferred Share to and including the first to occur of (i) the date on which the Liquidation Amount of such Series D Preferred Share (plus all accrued and accumulated but unpaid dividends thereon) is paid to the holder thereof or (ii) the date on which such Series D Preferred Share is otherwise acquired by the Corporation.

          Series D-1 Preferred Stock.  Dividends on each share of the Series D-1
          --------------------------
Preferred Stock (a "Series D-1 Preferred Share") shall accrue at the rate of nineteen percent (19%) per annum, compounded daily, for an annual effective yield of twenty and nine-tenths percent (20.9%) on the sum of the Liquidation Amount thereof plus all accumulated and unpaid dividends thereon from and including the date of issuance of such Series D-1

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Preferred Share to and including the first to occur of (i) the date on which the
Liquidation Amount of such Series D-1 Preferred Share (plus all accrued and accumulated but unpaid dividends thereon) is paid to the holder thereof, or (ii) the date on which such Series D-1 Preferred Share is otherwise acquired by the Corporation. Dividends on each Series D-1 Preferred Share outstanding from time to time shall be computed on the basis of a 360-day year, actual days elapsed from the date of issuance of such Series D-1 Preferred Share.

          Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Preferred Share (as defined below) shall be deemed to be its "date of issuance" regardless of the number of times transfer of such Preferred Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Preferred Share. The Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares, the Series D Preferred Shares and the Series D-1 Preferred Shares are referred to collectively as the "Preferred Shares."

          1B. Dividend Reference Dates. To the extent not paid on December 31 of each year, beginning December 31, 1998 (the "Preferred Dividend Reference Dates"), all dividends which have accrued on each Preferred Share outstanding during the twelve-month period (or other period in the case of the initial Preferred Dividend Reference Date) ending upon each such Preferred Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such Preferred Share until paid to the holder thereof.

          Section 2.  Priority of Preferred Stock on Dividends and Redemptions.

          2A. Series C Preferred Shares. So long as any accrued but unpaid dividends on the Series C Preferred Shares remain outstanding, without the prior written consent of the holders of a majority of the outstanding Series C Preferred Shares, the Corporation shall not, nor shall it permit any Subsidiary to, (i) redeem, purchase or otherwise acquire directly or indirectly any Junior A Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior A Securities (including any redemptions, purchases or acquisitions pursuant to Section 8 of Part C hereof) or (ii) issue any equity security with rights equal or superior to the rights of the Series C Preferred Shares.

          2B. Series D Preferred Shares. So long as any accrued but unpaid dividends on the Series D Preferred Shares and the Series D-1 Preferred Shares remain outstanding, without the prior written consent of the holders of a majority of the outstanding Series D Preferred Shares (which for the avoidance of doubt, shall not include the holders of Series D-1 Preferred Shares), the Corporation shall not, nor shall it permit any Subsidiary to, (i) redeem, purchase, retire or otherwise acquire directly or indirectly any Junior C Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior C Securities (including any redemptions, purchases or acquisitions pursuant to Section 8 of Part C hereof) or (ii) issue any equity security with rights equal or superior to the rights of the Series D Preferred Shares or the Series D-1 Preferred Shares. The Series D Preferred Shares and the Series D-1 Preferred Shares are pari passu in all respects.

          2C. Series A Preferred Shares and Series B Preferred Shares. So long as any accrued but unpaid dividends on the Series A Preferred Shares or the Series B Preferred Shares remains outstanding, without the prior written consent of (a) the holders of a majority of the outstanding Series A Preferred Shares and (b) the holders of a majority of the outstanding Series B Preferred Shares, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior B Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior B Securities.

          Section 3. Voting Rights. (a) The holders of Series A Preferred Stock shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws, and except as otherwise provided by law or as provided herein, the holders of the Series A Preferred Stock shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the Class A Common Stock voting together as a single class with each share of Class A Common Stock entitled to one vote per share and each Series A Preferred Share entitled to 1.5 votes per share. Except as otherwise provided by law or as provided herein or in the Shareholders'

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Agreement, the holders of Series B Preferred Stock, the Series C Preferred
Stock, the Series D Preferred Stock and the Series D-1 Preferred Stock shall not be entitled to voting rights.

          (b) Class Voting. The holders of Series D-1 Preferred Stock shall not be entitled to vote as a class with the holders of Series D Preferred Stock.

          Section 4.  Conversion.

          4A. At any time in connection with an Initial Public Offering, all outstanding Series A Preferred Shares shall be converted automatically into shares of Class A Common Stock or, if the outstanding shares of Class A Common Stock are converted into another equity security of the Corporation in connection with such Initial Public Offering (the "IPO Stock"), into shares of such IPO Stock as follows: each Series A Preferred Share shall be converted into
(i) one-half share of Class A Common Stock (or such number of shares of the IPO Stock into which one-half share of Class A Common Stock is converted) plus (ii) such number of shares of Class A Common Stock or IPO Stock (as applicable) having a Fair Market Value (as of the effective date of the Initial Public Offering with respect to which such conversion occurs) equal to the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon) of such Series A Preferred Share.

          4B.  At any time in connection with a transfer of Shares pursuant to
Section 10(a) of the Shareholders' Agreement or an Approved Sale, each holder of Series A Preferred Stock may convert all or any portion of such Series A Preferred Shares into shares of Class A Common Stock as follows: each Series A Preferred Share shall be convertible into (i) one-half share of Class A Common Stock plus (ii) such number of shares of Class A Common Stock having a Fair Market Value (as of the close of business on the day on which such conversion is to occur) equal to the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon) of such Series A Preferred Share.

          4C.  At any time in connection with a transfer of Shares pursuant to
Section 10(a) of the Shareholders' Agreement or an Approved Sale, each holder of Series B Preferred Stock may convert all or any portion of such Series B Preferred Shares which are to be sold under Section 10(a) of the Shareholders' Agreement or an Approved Sale into shares of Class A Common Stock as follows: each Series B Preferred Share shall be convertible into such number of shares of Class A Common Stock having a Fair Market Value (as of the close of business on the day on which such conversion is to occur) equal to the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon) of such Series B Preferred Share.

          4D. Except as otherwise provided herein, each conversion of Preferred Stock pursuant to this Section 4 or Section 5A below shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Preferred Stock to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the Preferred Stock converted as a holder of such Preferred Stock shall cease and if applicable, the Person or Persons in whose name or names any certificate or certificates for shares of Class A Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Class A Common Stock represented thereby.

          4E. As soon as possible after a conversion pursuant to this Section 4 or Section 5A below has been effected (but in any event within five business days), the Corporation shall deliver to the converting holder:

               (a) a certificate or certificates representing the number of shares of Class A Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified; and

               (b) a certificate representing any Preferred Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

          4F. The issuance of certificates for shares of Class A Common Stock or Class B Common Stock upon conversion of Preferred Stock pursuant to this
Section 4 or Section 5A below or pursuant to the Exchange Agreements, respectively, shall be made without charge to the holders of such Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Class A Common Stock or Class B Common Stock. Upon conversion of each share of Preferred Stock pursuant to this Section 4 or Section 5A below or upon exercise of rights set forth in the Exchange Agreements, the Corporation shall take all such actions as are necessary in order to insure that the Class A Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

          4G. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Preferred Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

          4H. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon the conversion of the Preferred Stock pursuant to this
Section 4 or Section 5A below, such number of shares of Class A Common Stock issuable upon the conversion of all outstanding Preferred Shares. All shares of Class A Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Class A Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not take any action which would cause the number of authorized but unissued shares of Class A Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Preferred Stock pursuant to this Section 4 and Section 5A below.

          Section 5.  Put Rights.

          5A. Subject to Sections 2A and 2B of this Part B, (i) upon a proposed Sale of the Corporation or (ii) at any time after the tenth anniversary of the Closing Date, each holder of Series A Preferred Stock (the "Series A Offering Holder") shall have the right to require the Corporation to repurchase (the "Series A Put") all or any portion of the Series A Preferred Shares held by such holder at a price per Series A Preferred Share equal to the Series A Put Price by delivering a written notice to the Corporation at the Corporation's principal place of business or at such other address as the Corporation may, by written notice to all holders of Preferred Stock, designate, specifying the number of Series A Preferred Shares that such holder desires that the Corporation repurchase (the "Series A Put Notice"). A Series A Put Notice relating to a proposed Sale of the Corporation must be delivered not later than 10 days after the date on which the Corporation notifies a Series A Offering Holder of a proposed Sale of the Corporation. The "Series A Put Price" shall mean (x) an amount of cash equal to the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon through the date of the Put Closing) of each Series A Preferred Share specified by a Series A Offering Holder in its Series A Put Notice plus (y) one-half share of Class A Common Stock.

          5B. Subject to Sections 2A and 2B of Part B, (i) upon a proposed Sale of the Corporation or (ii) at any time after the fourth anniversary of the Closing Date, each holder of Series B Preferred Stock (the "Series B Offering Holder") shall have the right to require the Corporation to repurchase (the "Series B Put") all or any portion of the Series B Preferred Shares held by such holder for cash at a price per Series B Preferred Share equal to the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon through the date of the Put Closing) of each Series B Preferred Share specified by such Series B Offering Holder (the "Series B Put Price") to be repurchased by the Corporation in a written notice delivered to the Corporation at the Corporation's principal place of business or at such other address as the Corporation may, by written notice to all holders of Preferred Stock, designate, specifying the number of Series B Preferred Shares that such holder desires that the Corporation repurchase (the "Series B Put Notice"). A Series B Put Notice relating to a proposed Sale of the Corporation must be delivered not later than 10 days after the date on which the Corporation notifies a Series B Offering Holder of a proposed Sale of the Corporation.

          5C. Upon a proposed Change of Control each holder of Series C Preferred Stock (the "Series C Offering Holder") shall have the right to require the Corporation to repurchase (the "Series C Put") all or any portion of the Series C Preferred Shares held by such holder at a price per Series C Preferred Share equal to the Series C Put Price (as defined below) by delivering a written notice to the Corporation at the Corporation's principal place of business or at such other address as the Corporation may, by written notice to all holders of Series C Preferred Stock, designate, specifying the number of Series C Preferred Shares that such holder desires that the Corporation repurchase (the "Series C Put Notice"). A Series C Put Notice relating to a proposed Change of Control must be delivered not later than 15 days after the date on which the Corporation notifies a Series C Offering Holder of a proposed Change of Control. The "Series C Put Price" shall mean (i) with respect to any Series C Put occurring on or before February 3, 2003, an amount of cash equal to one hundred and one percent (101%) of the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon through the date of the Put Closing) of each Series C Preferred Share specified by a Series C Offering Holder in its Series C Put Notice and (ii) with respect to any Series C Put occurring after February 3, 2003, an amount of cash equal to the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon through the date of the Put Closing) of each Series C Preferred Share specified by a Series C Offering Holder in its Series C Put Notice.

          5D. Upon a proposed Change of Control each holder of Series D Preferred Stock or Series D-1 Preferred Stock (the "Series D Offering Holder" and the "Series D-1 Offering Holder", respectively) shall have the right to require the Corporation to repurchase (the "Series D Put" ) or the "Series D-1 Put", as applicable) all or any portion of the Series D Preferred Shares or Series D-1 Preferred Shares held by such holder at a price per Series D Preferred Share or Series D-1 Preferred Share equal to the Series D Put Price or Series D-1 Put Price(as defined below) by delivering a written notice to the Corporation at the Corporation's principal place of business or at such other address as the Corporation may, by written notice to all holders of Series D Preferred Stock or Series D-1 Preferred Stock, as applicable, designate, specifying the number of Series D Preferred Shares or Series D-1 Preferred Shares that such holder desires that the Corporation repurchase (the "Series D Put Notice," " and the "Series D-1 Put Notice", respectively, and together with the Series A Put Notice, the Series B Put Notice and the Series C Put Notices, collectively the "Put Notices" and each a "Put Notice"); provided that (i) no advance or other amount remains outstanding under the Corporation's Amended and Restated Credit Facility whether or not due or payable or any commitment is in force in relation to the Amended and Restated Credit Facility and (ii) such redemption is permitted under the GSIC Loan Agreement and the Senior Notes. A Series D Put Notice or Series D-1 Put Notice relating to a proposed Change of Control must be delivered not later than 15 days after the date on which the Corporation notifies a Series D Offering Holder or Series D-1 Offering Holder of a proposed Change of Control. The "Series D Put Price" shall mean (i) with respect to any Series D Put occurring on or before November 10, 2005, an amount of cash equal to one hundred and one percent (101%) of the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon through the date of the Put Closing) of each Series D Preferred Share specified by a Series D Offering Holder in its Series D Put Notice and (ii) with respect to any Series D Put occurring after November 10, 2005, an amount of cash equal to the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon through the date of the Put Closing) of each Series D Preferred Share specified by a Series D Offering Holder in its Series D Put Notice. The "Series D-1 Put Price" shall mean (i) with respect to any Series D-1 Put occurring on or before November 10, 2005, an amount of cash equal to one hundred and one percent (101%) of the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon through the date of the Put Closing) of each Series D-1 Preferred Share specified by a Series D-1 Offering Holder in its Series D-1 Put Notice and (ii) with respect to any Series D-1 Put occurring after November 10, 2005, an amount of cash equal to the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon through the date of the Put Closing) of each Series D-1 Preferred Share specified by a Series D-1 Offering Holder in its Series D-1 Put Notice. A Series A Offering Holder, a Series B Offering Holder, Series C Offering Holder, a Series D Offering Holder and a Series D-1 Offering Holder shall be referred to herein as an "Offering Holder."

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          5E.  The Corporation shall purchase, and the Offering Holder shall sell, the number of Preferred Shares specified in the applicable Put Notice, at a mutually agreeable place (the "Put Closing") (i) on a date that is not later than thirty days after the delivery of the applicable Put Notice, in the case of the exercise of a put right pursuant to Section 5A(ii) or 5B(ii), (ii) immediately prior to the consummation of the Sale of the Corporation in the case of the exercise of a put right pursuant to Section 5A(i) or 5B(i) or (iii) on the repurchase date specified in the Change of Control Offer delivered to the holders of the Senior Notes pursuant to Section 4.08 of the Indentures in the case of the exercise of a put right pursuant to Section 5C or Section 5D; provided, however, the Corporation shall not be obligated to purchase any Preferred Shares upon exercise of the rights specified in Sections 5A(i), 5B(i), 5C and 5D if the related proposed Sale of the Corporation or Change of Control, as the case may be, is not consummated; and provided further that if, other than in connection with a Sale of the Corporation or Change of Control, as the case may be, the Corporation is prohibited by law from repurchasing any Preferred Shares or if any such repurchase would result in a default under any Financing Documents, then the Corporation may defer such repurchase until such prohibitions no longer exist or such default would no longer occur; and provided further that the holders of Series C Preferred Shares shall not have any rights pursuant to this Section 5 of Part B of this ARTICLE FOURTH that are greater than the rights of the holders of the Senior Subordinated Notes under that certain GSIC Subordination Deed. The Corporation shall use its commercially reasonable efforts to obtain any consent necessary to permit such payments. In the event the Corporation is prohibited by law or any Financing Document from repurchasing all of the Preferred Shares as to which Put Notices have been given, the Corporation shall repurchase the maximum number of Preferred Shares which it is permitted to repurchase without violating such laws or creating a default under such Financing Documents, selected from among the Preferred Shares held by all Offering Holders pro rata in proportion to the aggregate Series A Put Price, Series B Put Price, Series C Put Price, Series D Put Price or Series D-1 Put Price, as the case may be, payable in respect of all of the Preferred Shares specified in the respective Put Notices of each such Offering Holder.

          5F. At any Put Closing, each Offering Holder shall deliver to the Corporation certificates representing the Preferred Shares to be repurchased by the Corporation from such Offering Holder and the Corporation shall deliver to such Offering Holder:

               (a) the Series A Put Price, the Series B Put Price, the Series C Put Price or, the Series D Put Price or Series D-1 Put Price, as the case may be, for each Preferred Share to be purchased by the Corporation by cashier's or certified check payable to such Offering Holder or by wire transfer of immediately available funds to an account designated by such Offering Holder; and

               (b) a certificate representing any Preferred Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such Put Closing but which were not purchased at the Put Closing.

          Section 6.  Redemptions.

          6A. Subject to Sections 2A and 2B of this Part B, the Corporation may at any time redeem all or any portion of the Series B Preferred Shares then outstanding. On any such redemption, the Corporation shall pay a purchase price per Series B Preferred Share equal to the Series B Put Price as of the date of the redemption. Any redemption of less than all of the Series B Preferred Shares shall be made pro rata from all holders of Series B Preferred Shares in proportion to their respective Series B Put Price.

          6B. Subject to Sections 2A and 2B of this Part B, at any time after the fifth anniversary of the Closing Date, the Corporation may redeem all or any portion of the Series A Preferred Shares then outstanding. On any such redemption, the Corporation shall pay a purchase price per Series A Preferred Share equal to the Series A Put Price as of the date of the redemption. Any redemption of less than all of the Series A Preferred Shares shall be made pro rata from all holders of Series A Preferred Shares in proportion to their respective Series A Put Price.

          6C. At any time after the first anniversary of the Loan Closing Date, the Corporation may redeem all or any portion of the Series C Preferred Shares then outstanding. On any such redemption, the

Corporation shall pay a purchase price per Series C Preferred Share equal to the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon) as of the date of the redemption plus a premium equal to the percentage set forth in Section 2.5.1.1 of the GSIC Loan Agreement of the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon) of the Series C Preferred Shares then outstanding. Redemptions of Series C Preferred Shares pursuant to this Section 6C shall be made in connection with and at the same time as a prepayment of the Senior Subordinated Notes pursuant to Section
2.5 of the GSIC Loan Agreement. Any redemption of less than all of the Series C Preferred Shares shall be made pro rata from all holders of Series C Preferred Shares in proportion to the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon) of the Series C Preferred Shares held by such holders.

          6D. The Corporation shall redeem all of the Series C Preferred Shares then outstanding on May 31, 2009. The Corporation shall pay a purchase price per Series C Preferred Share equal to the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon) as of the date of the redemption.

          6E. At any time after the Series D Preferred Shares Closing Date, the Corporation may redeem all or any portion of the Series D Preferred Shares and Series D-1 Preferred Shares then outstanding. On any such redemption, the Corporation shall pay a purchase price per Series D Preferred Share or Series D-1 Preferred Share, as applicable, equal to the sum of the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon through the date of the redemption) of each Series D Preferred Share or Series D-1 Preferred Share to be redeemed; provided that (i) no advance or other amount remains outstanding under the Corporation's Amended and Restated Credit Facility whether or not due or payable or any commitment is in force in relation to the Amended and Restated Credit Facility and (ii) such redemption is permitted under the GSIC Loan Agreement and the Senior Notes. Any redemption of less than all of the Series D Preferred Shares and Series D-1 Preferred Shares shall be made pro rata from all holders of Series D Preferred Shares and Series D-1 Preferred Shares in proportion to the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon) of the Series D Preferred Shares and Series D-1 Preferred Shares held by such holders.

          6F. The Corporation shall mail written notice of each redemption of any Preferred Shares to each record holder thereof and to each record holder of Class C Common Shares not more than 60 days nor less than 10 days prior to the date on which such redemption is to be made. In case fewer than the total number of Preferred Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Preferred Shares of the same series shall be issued to the holder thereof without cost to such holder within ten business days after surrender of the certificate representing the redeemed Preferred Shares.

          6G. Any Preferred Shares which are redeemed or otherwise acquired by the Corporation shall be canceled and shall not be reissued, sold or transferred.

          Section 7.  Anti-Dilution Provisions.

          Subdivision or Combination of Class A Common Stock. If the Corporation at any time (i) subdivides (by any stock split, stock dividend, recapitalization or otherwise) shares of Class A Common Stock into a larger number of shares or
(ii) combines (by reverse stock split or otherwise) shares of Class A Common Stock into a smaller number of shares, then the Series A Preferred Shares shall be subdivided or combined, as the case may be, in the same manner and the Liquidation Amount (and all accrued and accumulated but unpaid dividends thereon) shall be reduced proportionately or increased proportionately, as the case may be, in good faith by the Board of Directors of the Corporation.

          Section 8.  Other Provisions Applicable to Series C Preferred Shares

          Notwithstanding anything contained herein to the contrary, the holders of the Series C Preferred Shares shall be entitled to the rights and privileges of a Lender (i) set forth in Sections 4, 6.2, 6.3, 6.4 and 6.10 of the GSIC Loan Agreement and subject to the restrictions set forth in Sections 6.1, and 6.6 of the GSIC Loan Agreement and (ii) under the GSIC Stockholders Agreement.

                            Part C. Common Stock

          Except as otherwise provided in this Part C or in Part D of this ARTICLE FOUR or as otherwise required by applicable law, all shares of Common Stock shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

          Section 1. Voting Rights. Except as otherwise required by applicable law or as provided herein, holders of the Class A Common Stock and the Class C Common Stock shall be entitled to one vote per share on all matters to be voted on by the stockholders of the Corporation and shall vote together as one class with the holders of Series A Preferred Stock, and the holders of Class B Common Stock shall not be entitled to voting rights.

          Section 2.  Conversion of Class B Common Stock.

          2A. A holder of shares of Class B Common Stock (a "Converting Holder") acquired as a result of the exercise of rights by another Person under
Section 10(a) of the Shareholders' Agreement to sell the Selling Percentage (as defined in the Shareholders' Agreement) of Class B Common Stock shall have the right to convert each share of Class B Common Stock so acquired into Class A Common Stock in accordance with the provisions of this Section 2A. The Converting Holder shall receive in exchange for each share of Class B Common Stock a number of shares of Class A Common Stock having the value equal to the price paid for such Class B Common Stock by the Converting Holder (which, for this purpose, shall not exceed the Implied Class B Purchase Price (as defined in the Shareholders' Agreement) of such stock); the value of a share of Class A Common Stock for this purpose shall equal the price paid by the Converting Holder for each share of Class A Common Stock acquired by the Converting Holder in the transaction in which such Class B Common Stock was acquired. A Converting Holder may exercise the foregoing conversion right at any time within six (6) months after such Class B Common Stock is acquired by providing written notice of such conversion to the Corporation.

          2B. Immediately prior to the effectiveness of an Initial Public Offering, each share of Class B Common Stock shall be converted into such number of shares of Class A Common Stock determined by dividing (i) the amount that the holder of such Class B Common Stock would have received had the Company made liquidation distributions pursuant to Part D of Article Four of the Certificate of Incorporation in an amount equal to the aggregate fair market value of the capital stock of the Company immediately prior to the effectiveness of such Initial Public Offering implied from the price and amount of equity securities to be sold in the Initial Public Offering by (ii) the price per share to be received by the Company in the Initial Public Offering (adjusted so as to eliminate the effect of any stock splits or similar transaction which will occur in connection with such Initial Public Offering).

          2C. Except as otherwise provided herein, each conversion of Class B Common Stock pursuant to Section 2A or Section 2B hereof shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Class B Common Stock to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the Class B Common Stock converted as a holder of Class B Common Stock shall cease and if applicable, the Person or Persons in whose name or names any certificate or certificates for shares of Class A Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Class A Common Stock represented thereby.

          2D.  As soon as possible after a conversion pursuant to Section 2A or
Section 2B hereof has been effected (but in any event within five business days), the Corporation shall deliver to the converting holder:

               (a) a certificate or certificates representing the number of shares of Class A Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified; and

               (b) a certificate representing any shares of Class B Common Stock which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

          2E. The issuance of certificates for shares of Class A Common Stock upon conversion of Class B Common Stock pursuant to Section 2A or Section 2B hereof shall be made without charge to the holders of such Class B Common Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Class A Common Stock. Upon conversion of each share of Class B Common Stock pursuant to Section 2A or Section 2B hereof, the Corporation shall take all such actions as are necessary in order to insure that the Class A Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

          2F. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of shares of Class B Common Stock hereunder (including, without limitation, making any filings required to be made by the Corporation).

          2G. All shares of Class A Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, charges and encumbrances. The Corporation shall take all such actions as may be necessary to assure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Class A Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not take any action which would cause the number of authorized but unissued shares of Class A Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Class B Common Stock pursuant to Section 2A and Section 2B hereof.

          2H. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon the conversion of the Class B Common Stock pursuant to this Section 2, such number of shares of Class A Common Stock issuable upon the conversion of all outstanding shares of Class B Common Stock. All shares of Class A Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Class A Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not take any action which would cause the number of authorized but unissued shares of Class A Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Preferred Stock pursuant to this Section 2.

          Section 3.  Dividends on Class C Common Stock.

          3A. Subject to Sections 2A and 2B of Part B, when and as declared by the Corporation's Board of Directors and to the extent permitted under the General Corporation Law, the Corporation shall pay preferential dividends in cash to the holders of Class C Common Stock as provided in this Section 3A and Part D of this ARTICLE FOUR. Dividends on each share of the Class C Common Stock (a "Class C Common Share") shall accrue on a daily basis at the rate of twenty percent (20%) per annum of the sum of the Liquidation Amount thereof plus all accumulated and unpaid dividends thereon from and including the date of issuance of such Class C Common Share to and including the first to occur of (i) the date on which the Liquidation Amount of such Class C Common Share (plus all accrued and accumulated but unpaid dividends thereon) is paid to the holder thereof,
(ii) the date on which such Class C Common Share is converted to Class A Common Stock as set forth herein or (iii) the date on which such Class C Common Share is otherwise acquired by the Corporation. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Class C Common Share shall be deemed to be the "date of issuance" of all Class C Common Shares (whether or not such Class C Common Share was issued on such date) regardless of the number of times transfer of any Class C Common Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence any Class C Common Share.

          3B. Dividend Reference Dates. Dividends on the Class C Common Shares, if and when declared by the Board of Directors, shall be payable quarterly in cash on December 31, March 31, June 30, and September 30 of each year, beginning on December 31, 1999 (each, a "Common Dividend Payment Date"). Dividends shall accrue on such accumulated dividends at the rate or rates specified in Section 3A and all dividends which have accrued on each Class C Common Share outstanding during the three-month period (or other period in the case of the initial Common Dividend Reference Date) ending upon each such Common Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such Class C Common Share until paid to the holder thereof. If and when the Board of Directors declares a dividend on the Class A Common Stock, holders of Class C Common Shares shall participate in such dividends on a share-by-share basis. Any dividend paid to holders of Class C Common Shares as a result of a dividend declared on Class A Common Stock shall be credited against accruing dividends.

          Section 4. Priority of Class C Common Stock on Dividends and Redemptions. So long as any accrued but unpaid dividends on the Class C Common Shares remains outstanding, without the prior written consent of the holders of a majority of the outstanding Class C Common Shares, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior B Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior B Securities.

          Section 5.  Conversion.

          5A. At any time, each holder of Class C Common Stock may convert all or any portion of the Class C Common Shares held by such holder into shares of Class A Common Stock as follows: each Class C Common Share shall be convertible into (i) one share of Class A Common Stock and (ii) the number of shares of Class A Common Stock determined by dividing the accrued and accumulated but unpaid dividends on such Class C Common Stock through the date of conversion by $1,000 (subject to adjustment as provided in Section 7B of this Part C).

          5B. Except as otherwise provided herein, each conversion of Class C Common Stock pursuant to this Section 5 shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Class C Common Stock to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the Class C Common Stock converted as a holder of such Class C Common Stock shall cease and if applicable, the Person or Persons in whose name or names any certificate or certificates for shares of Class A Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Class A Common Stock represented thereby.

          5C. As soon as possible after a conversion pursuant to this Section 5 has been effected (but in any event within five business days), the Corporation shall deliver to the converting holder:

               (a) a certificate or certificates representing the number of shares of Class A Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified; and

               (b) a certificate representing any Class C Common Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

          5D. The issuance of certificates for shares of Class A Common Stock upon conversion of Class C Common Stock pursuant to this Section 5 shall be made without charge to the holders of such Class C Common Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Class A Common Stock.

          5E. The Corporation shall assist and cooperate with any holder of Class C Common Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Class C Common Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

          5F. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon the conversion of the Class C Common Stock pursuant to this Section 5, such number of shares of Class A Common Stock issuable upon the conversion of all outstanding Class C Common Shares. All shares of Class A Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Class A Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not take any action which would cause the number of authorized but unissued shares of Class A Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Class C Common Stock pursuant to this Section 5.

          Section 6.  Mandatory Redemption of Class C Common Stock.

          6A. Subject to Section 2A and 2B of Part B, the Corporation shall redeem all of the Class C Common Shares then outstanding on May 31, 2009. The Corporation shall pay a purchase price per Class C Common Share equal to the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon) of such Class C Common Share as of the date of the redemption.

          6B. Subject to Section 2A and 2B of Part B, at any time after August 3, 2000, the Corporation may redeem all or any portion of the Class C Common Shares then outstanding. On any such redemption, the Corporation shall pay a purchase price per Class C Common Shares equal to the product of (i) the Class C Common Redemption Premium and (ii) the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon) of such Class C Common Share as of the Class C Redemption Date (as defined below). Redemptions made pursuant to this
Section 6B shall apply only to the Class C Common Shares that are outstanding on the Class C Redemption Date. Any redemption of less than all of the Class C Common Shares shall be made pro rata from all holders of Class C Common Shares in proportion to the Liquidation Amount of the Class C Common Shares held by such holders.

          6C. The Corporation shall mail written notice of each redemption of any Class C Common Shares to each record holder thereof not more than 60 days nor less than 10 days prior to the date on which such redemption is to be made (the "Class C Redemption Date"). In case fewer than the total number of Class C Common Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Class C Common Shares shall be issued to the holder thereof without cost to such holder within ten business days after surrender of the certificate representing the redeemed Class C Common Shares.

          6D. Any Class C Common Shares which are redeemed or otherwise acquired by the Corporation shall be canceled and shall not be reissued, sold or transferred.

          Section 7.  Anti-Dilution Provisions.

          7A. Subdivision or Combination of Class A Common Stock. If the Corporation at any time (i) subdivides (by any stock split, stock dividend, recapitalization or otherwise) shares of Class A Common Stock into a larger number of shares or (ii) combines (by reverse stock split or otherwise) shares of Class A Common Stock into a smaller number of shares, then the Class C Common Shares shall be subdivided or combined, as the case may be, in the same manner and the Liquidation Amount (and all accrued and accumulated but unpaid dividends thereon) shall be reduced proportionately or increased proportionately, as the case may be, in good faith by the Board of Directors of the Corporation.

          7B. Issuance of Shares of Class A Common Stock below Fair Market Value. If the Corporation issues (i) Common Stock for less than its fair market value, or (ii) rights to acquire Common Stock for an exercise or conversion price less than the fair market value of the Common Stock to be acquired, in each case as determined in good faith by the independent auditors of the Corporation, the number of shares into which each Class C Common Share may be converted under clause (ii) of Sections 5A and 5C hereof shall be adjusted under customary weighted-average antidilution provisions applicable to convertible instruments of this type so that the fair market value of the Conversion Element after taking into account such issuance is the same as prior to such issuance. Any application of the adjustment required hereunder shall be made by unanimous vote of the Board of Directors acting in good faith. This Section 7B shall not apply to any issuances to which Section 7A applies, to any issuances to which the preemptive rights under Section 12(a) of the Shareholders' Agreement do not apply, to any issuances of Class B Common Stock pursuant to the Exchange Agreement, or to any issuances of Class A Common Stock pursuant to the exercise of the Redemption Right, or any issuance of Class A Common Stock in connection with the conversion of Class C Common Stock.

          Section 8.  Put Rights.

          8A. Subject to Sections 2A and 2B of Part B, upon a proposed Sale of the Corporation each holder of Class C Common Stock (the "Class C Offering Holder") shall have the right to require the Corporation to repurchase (the "Class C Put") all or any portion of the Class C Common Shares held by such holder at a price per Class C Common Share equal to the Class C Put Price by delivering a written notice to the Corporation at the Corporation's principal place of business or at such other address as the Corporation may, by written notice to all holders of Class C Common Stock, designate, specifying the number of Class C Common Shares that such holder desires that the Corporation repurchase (the "Class C Put Notice"). A Class C Put Notice relating to a proposed Sale of the Corporation must be delivered not later than 10 days after the date on which the Corporation notifies a Class C Offering Holder of a proposed Sale of the Corporation. The "Class C Put Price" shall mean an amount of cash equal to the Liquidation Amount (plus all accrued and accumulated but unpaid dividends thereon through the date of the Class C Put Closing) of each Class C Common Share specified by a Class C Offering Holder in its Class C Put Notice.

          8B. Subject to Sections 2A and 2B of Part B, the Corporation shall purchase, and the Class C Offering Holder shall sell, the number of Class C Common Shares specified in the Class C Put Notice at a mutually agreeable place (the "Class C Put Closing") on the repurchase date specified in the Change of Control Offer delivered to the holders of the Senior Notes pursuant to Section
4.08 of the Indentures in the case of the exercise of the Class C Put; provided, however, the Corporation shall not be obligated to purchase any Class C Common Shares upon exercise of the rights specified in Sections 8A if the related proposed Sale of the Corporation is not consummated; and provided further that if, other than in connection with a Sale of the Corporation, the Corporation is prohibited by law from repurchasing any Class C Common Shares or if any such repurchase would result in a default under any Financing Documents, then the Corporation may defer such repurchase until such prohibitions no longer exist or such default would no longer occur. The Corporation shall use its commercially reasonable efforts to obtain any consent necessary to permit such payments. In the event the Corporation is prohibited by law or any Financing Document from repurchasing all of the Class C Common Shares as to which Put Notices have been given, the Corporation shall repurchase the maximum number of Class C Common Shares which it is permitted to repurchase without violating such laws or creating a default under such Financing Documents, selected from among the Class C Common Shares held by all Class C Offering Holders pro rata in proportion to the aggregate Class C Put Price, payable in respect of all of the Class C Common Shares specified in the respective Class C Put Notices of each such Class C Offering Holder.

          8C. At any Class C Put Closing, each Class C Offering Holder shall deliver to the Corporation certificates representing the Class C Common Shares to be repurchased by the Corporation from such Class C Offering Holder and the Corporation shall deliver to such Class C Offering Holder:

               (a) the Class C Put Price for each Class C Common Share to be purchased by the Corporation by cashier's or certified check payable to such Class C Offering Holder or by wire transfer of immediately available funds to an account designated by such Class C Offering Holder; and

               (b) a certificate representing any Class C Common Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such Class C Put Closing but which were not purchased at the Class C Put Closing.

                Part D.  Distribution Rights and General Terms

          Section 1. Distributions. At the time of each Distribution, such Distribution shall be made to the holders of Shares in the following priority:

          1A. The holders of Series C Preferred Stock shall be entitled to receive the entirety of such Distribution (ratably among such holders based upon the aggregate amount of accrued and accumulated but unpaid dividends on the Series C Preferred Shares held by each such holder as of the time of such Distribution) up to an amount equal to the aggregate accrued and accumulated but unpaid dividends on the outstanding shares of Series C Preferred Stock as of the time of such Distribution, and no Distribution or any portion thereof shall be made under Sections 1B, 1C, 1D, 1E, 1F or 1G or below until the entire amount of accrued and accumulated but unpaid dividends on the outstanding shares of Series C Preferred Stock as of the time of such Distribution has been paid in full.

          1B. After the aggregate accrued and accumulated but unpaid dividends on the outstanding Series C Preferred Shares has been paid in full pursuant to
Section 1A above, the holders of Series C Preferred Stock shall be entitled to receive all or a portion of any Distribution (ratably among such holders based upon the aggregate amount of Liquidation Amount of the Series C Preferred Shares held by each such holder as of the time of the Distribution) equal to the aggregate Liquidation Amount of the outstanding Series C Preferred Shares as of the time of such Distribution less amounts previously paid under this Section 1B, if any. No Distribution or any portion thereof shall be made under Sections 1C, 1D, 1E 1F or 1G below until the entire amount of the Liquidation Amount of the outstanding Series C Preferred Shares as of the time of such Distribution has been paid in full.

          1C. After the amounts required to be paid pursuant to Sections 1A and 1B above have been paid in full, the holders of Series D Preferred Stock and Series D-1 Preferred Stock shall be entitled to receive the entirety of such Distribution (ratably among such holders based upon the aggregate amount of accrued and accumulated but unpaid dividends on the Series D Preferred Shares or Series D-1 Preferred Shares held by each such holder as of the time of such Distribution) up to an amount equal to the aggregate accrued and accumulated but unpaid dividends on the outstanding shares of Series D Preferred Stock or the Series D-1 Preferred Stock, as applicable, as of the time of such Distribution, and no Distribution or any portion thereof shall be made under Sections 1D, 1E, 1F or 1G below until the entire amount of accrued and accumulated but unpaid dividends on the outstanding shares of Series D Preferred Stock and Series D-1 Preferred Stock as of the time of such Distribution has been paid in full.

          1D. After the aggregate accrued and accumulated but unpaid dividends on the outstanding Series D Preferred Shares and Series D-1 Preferred Shares has been paid in full pursuant to Section 1C above, the holders of Series D Preferred Stock and Series D-1 Preferred Stock shall be entitled to receive all or a portion of any

Distribution (ratably among such holders based upon the aggregate amount of Liquidation Amount of the Series D Preferred Shares or Series D-1 Preferred Shares held by each such holder as of the time of the Distribution) equal to the aggregate Liquidation Amount of the outstanding Series D Preferred Shares or Series D-1 Preferred Shares, as applicable, as of the time of such Distribution less amounts previously paid under this Section 1D, if any. No Distribution or any portion thereof shall be made under Sections 1E, 1F or 1G below until the entire amount of the Liquidation Amount of the outstanding Series D Preferred Shares and Series D-1 Preferred Shares as of the time of such Distribution has been paid in full.

          1E. After the amounts required to be paid pursuant to Sections 1A, 1B, 1C and 1D above have been paid in full, the holders of Series A Preferred Stock, Series B Preferred Stock and Class C Common Stock, together as a group, shall be entitled to receive the entirety of such Distribution (ratably among such holders based upon the aggregate amount of accrued and accumulated but unpaid dividends on the Series A Preferred Shares, the Series B Preferred Shares and the Class C Common Shares held by each such holder as of the time of such Distribution) up to an amount equal to the aggregate accrued and accumulated but unpaid dividends on the outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Class C Common Stock, respectively, as of the time of such Distribution, and no Distribution or any portion thereof shall be made under Sections 1F or 1G below until the entire amount of accrued and accumulated but unpaid dividends on the outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Class C Common Stock, respectively, as of the time of such Distribution has been paid in full.

          1F. After the amounts required to be paid pursuant to Sections 1A, 1B, 1C, 1D and 1E above have been paid in full, the holders of Series A Preferred Stock, Series B Preferred Stock and Class C Common Stock, together as a group, shall be entitled to receive all or a portion of any Distribution (ratably among such holders based upon the aggregate Liquidation Amount of the Series A Preferred Shares, the Series B Preferred Shares and the Class C Common Shares, as the case may be, held by each such holder as of the time of the Distribution) equal to the aggregate Liquidation Amount of the outstanding Series A Preferred Shares, Series B Preferred Shares and Class C Common Shares, as the case may be, as of the time of such Distribution (with the holders of Series A Preferred Shares entitled to receive the aggregate Liquidation Amount of such Series A Preferred Shares, the holders of the Series B Preferred Shares entitled to receive the aggregate Liquidation Amount of such Series B Preferred Shares and the holders of the Class C Common Shares entitled to receive the aggregate Liquidation Amount of such Class C Common Shares, less, in each case, amounts previously paid in respect of such Shares under this Section 1F, if any). No Distribution or any portion thereof shall be made under Section 1G below until the entire the Liquidation Amount of the outstanding Series A Preferred Shares, Series B Preferred Shares and Class C Common Shares, respectively, as of the time of such Distribution has been paid in full.

          1G. After the amounts required to be paid pursuant to Sections 1A, 1B, 1C, 1D, 1E and 1F above have been paid in full, the remainder of a Distribution (if any) shall be distributed as follows:

     (a) first, 100% to the holders of the outstanding Class A Common Stock and the holders of the Series A Preferred Stock (ratably among such holders based on the Unpaid Acquisition Cost of each such holder of Class A Common and Series A Preferred until such time as each such holder of Class A Common and Series A Preferred shall have received its Unpaid Acquisition Costs;

     (b) second, 100% to the holders of the outstanding Class B Common Stock (ratably among such holders based on the number of shares of Class B Common Stock held by each such holder) until such time as each such holder shall have received $1,000 (subject to adjustment by the Board of Directors of the Corporation for stock splits, stock dividends, reverse stock splits and other similar transactions) for each share of Class B Common Stock held by such holder less any amounts previously distributed under this clause (b);

     (c) third, 100% to the holders of the outstanding Class A Common Stock and the holders of the Series A Preferred Stock (ratably among such holders based on the number of shares of Deemed Common Stock, respectively, represented by the shares held by each such holder) until such time as each such holder shall have received an IRR equal to 25% in respect of all of the shares of Class A Common Stock and Series A Preferred Shares held by such holder;

     (d) fourth, 100% to the holders of the outstanding Class B Common Stock (ratably among such holders based on the number of shares of Class B Common Stock held by each such holder) until such time as each such holder shall have received an IRR equal to 20% in respect of all of the shares of Class B Common Stock held by such holder on the date of determination; and

     (e) fifth, 100% to the holders of the outstanding Common Stock and Series A Preferred Stock (ratably among such holders based on the number of shares of Deemed Common Stock, respectively, represented by the shares held by each such holder).

Notwithstanding the foregoing, in the event that the holders of Class C Common Shares would be entitled to receive distributions on the Class A Common Shares that such Class C Common Shares are convertible into an amount greater than the distributions such holders are entitled to receive in respect of such Class C Common Shares, then for the purposes of this Part D, all of the issued and outstanding Class C Common Shares shall be deemed to be converted to Class A Common Shares in accordance with the provisions of Section 5 of Part C of this ARTICLE FOURTH, and the holders thereof shall be entitled to receive distributions pursuant to Section 1G above in lieu of and not in addition to the distributions such holders of the Class C Common Shares would otherwise receive pursuant to Sections 1E and 1F above.

          Section 2. Stock Splits and Stock Dividends. The Corporation shall not in any manner subdivide (by stock split, stock dividend, merger, consolidation or otherwise) or combine (by reverse stock split, stock dividend, merger, consolidation or otherwise) any of the outstanding shares of Class A Common Stock unless all shares of Class A Common Stock, are to be proportionately subdivided or combined. The Corporation shall not in any manner subdivide (by stock split, stock dividend, merger, consolidation or otherwise) or combine (by reverse stock split, stock dividend, merger, consolidation or otherwise) any of the outstanding Series A unless all shares of Class A Common Stock, are to be proportionately subdivided or combined. All such subdivisions and combinations of Common Stock shall be payable to the holders of Class A Common Stock only in Class A Common Stock. All subdivisions and combinations of Preferred Stock shall be payable to the holders of Series A Preferred Stock only in Series A Preferred Stock. In no event shall a stock split or stock dividend constitute a payment of Liquidation Amount (or accrued but unpaid dividends thereon).

          Section 3. Withholding Taxes. The Corporation shall pay to each holder of Series D Preferred Stock in connection with each dividend payment with respect to the Series D Preferred Stock such additional amount as shall be required so that the aggregate amount of such dividend payment and such additional amount, after the deduction or withholding or payment by the holder of any U.S. federal withholding tax, is equal to the amount of such dividend payment before imposition of such tax. The Corporation shall not be required to make such payments of additional amounts to any holder of Series D Preferred Stock (i) that is liable for U.S. federal withholding taxes by reason of such holder being treated as engaged in the conduct of a U.S. trade or business, or
(ii) that would not have been imposed but for the failure of such holder to comply with applicable certification, identification, or other information reporting requirement required, and reasonably requested by the Corporation, to establish exemption from, or reduction in the rate of U.S. federal withholding tax.

          Section 4. Registration of Transfer. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of Shares. Upon the surrender of any certificate representing shares of any class of Shares at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

          Section 5. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and with respect to Preferred Stock, dividends shall accrue on the Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

          Section 6. Notices. Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

          Section 7. Amendment and Waiver. No amendment or waiver of any provision of this ARTICLE FOUR shall be effective without the prior written consent of the holders of a majority of the then outstanding Shares with voting power voting as a single class (which, in the case of Series D Preferred Shares shall include Quantum (so long as Quantum holds at least a majority of the outstanding Series D Preferred Shares) and for the avoidance of doubt shall not include the holders of Series D-1 Preferred Shares); provided that no amendment as to any terms or provisions of, or for the benefit of, any class or series of Shares that adversely affects the powers, preferences or special rights of such class or series of Shares shall be effective without the prior consent of the holders of a majority of the then outstanding shares of such affected class or series of Shares, voting as a single class; provided further, that no amendment which treats holders of the same class or series differently shall be effective without the prior consent of the holders of a majority of the then outstanding shares of each such group within the class or series which is treated differently, each voting as a separate class; and, provided further, that no amendment of the terms or provisions of any class or series of Shares which adversely affects the powers, preferences or special rights of any other class or series of Shares (not including any such effects resulting solely from the issuance of a new class or series of Shares) shall be effective without the prior consent of the holders of a majority of the then outstanding shares of such affected class or series of Shares, voting as a single class (which in the case of Series D Preferred Shares, shall include Quantum (so long as Quantum holds at least a majority of the outstanding Series D Preferred Shares) and for the avoidance of doubt shall not include the holders of Series D-1 Preferred Shares).

                             Part E.  Definitions.

          "Amended and Restated Credit Facility" means that certain facility agreement dated May 12 1998 by and among the Corporation, Chase Manhattan plc, as arranger, and the certain other parties as amended by the Second Amendment and Restatement Agreement dated on or about November 10, 2000.

          "Approved Sale" shall have the same meaning as in the Shareholders' Agreement.

          "Change of Control" shall have the same meaning as in the GSIC Loan Agreement or, if such document is no longer outstanding, the same meaning as in such document immediately prior to its termination.

          "Change of Control Offer" shall have the same meaning as in the Indentures or, if such document is no longer outstanding, the same meaning as in such document immediately prior to its termination.

          "Class C Common Redemption Premium" means the percentage set forth below for any redemption of Class C Common Shares pursuant to Section 6B of Part C of this ARTICLE FOURTH during the 12-month periods indicated below:

                12-Months Period                                 Percentage
                ----------------                                 ----------

          August 3, 2000 through August 3, 2001....................  103%
          August 4, 2001 through August 4, 2002....................  102%
          August 5, 2002 through August 5, 2003....................  101%
          After August 5, 2003.....................................  100%

          "Closing Date" means the date on which the closing of the transactions contemplated by the Recapitalization Agreement occurs.

          "Conversion Element" means (a) the right to convert Series A Preferred Shares under clause (ii) of Section 4A of Part B of this ARTICLE FOUR or under clause (ii) of Section 4C of Part B of this ARTICLE FOUR or (b) the right to convert Class C Common Shares under Section 5A of Part C of this ARTICLE FOUR.

          "Corporation" means The Derby Cycle Corporation.

          "Deemed Common Stock" has the meaning given such term in the Shareholders' Agreement.

          "Distribution" means each distribution made by the Corporation to holders of Shares, whether in cash, property, or securities of the Corporation and whether by dividend, liquidating distributions or otherwise; provided that none of the following shall be a Distribution: (a) any redemption or repurchase by the Corporation of any Shares pursuant to Section 4 or Section 5 of Part B of this ARTICLE FOUR, (b) any redemption or repurchase by the Corporation of any Shares pursuant to Section 8 of Part C of this ARTICLE FOUR, or (c) any recapitalization or exchange of any Shares, or any subdivision (by stock split, stock dividend or otherwise) or any combination (by reverse stock split, stock dividend or otherwise) of any outstanding Shares.

          "DM Indenture" means the Indenture dated as of May 14, 1998 by and among the Borrower, Lyon and IBJ Schroder Bank and Trust Company, as Trustee governing the 9 3/8% Senior Notes due May 14, 2008 in an original principal amount equal to DM 110,000,000 issued by Borrower and Lyon Investments B.V.

          "Dollar Indenture" means the Indenture dated as of May 14, 1998 by and among the Borrower, Lyon and IBJ Schroder Bank and Trust Company, as Trustee governing the 10% Senior Notes due May 14, 2008 in original principal amount equal to US $100,000,000 issued by the Borrower and Lyon Investments B.V.

          "Exchange Agreements" means the Exchange Agreements dated as of May 14, 1998 between each of DC Cycle, LLC and Perseus Cycle, LLC, and the Corporation, Derby International Corporation S.A., Raleigh Industries of Canada Limited and Derby Finance S.a.r.l.

          "Fair Market Value" means (1) with respect to a conversion pursuant to
Section 4B of Part B of this ARTICLE FOUR, in the event of an Initial Public Offering in which equity securities of the Corporation are offered and sold to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), the price per share at which the IPO Stock is offered to the public in the Initial Public Offering, (2) with respect to an Initial Public Offering other than as described in clause (1) above, the last sale price of the IPO Stock prior to the close of business on the date of determination on the principal national securities exchange where the IPO Stock is traded or, if not traded on a national securities exchange, the average of the highest bid and lowest asked prices for the IPO Stock on the NASDAQ National Market (if the IPO Stock is listed on the NASDAQ National Market) or another automated quotation system (if the IPO Stock is not listed on the NASDAQ National Market) on the date of determination (or if such date is not a trading day, the last trading day prior to the date of determination), and (3) with respect to a conversion pursuant to Section 4D or Section 4E of Part B of this ARTICLE FOUR, the price per share of Class A Common Stock to be sold pursuant to the provision of
Section 10(a) of the Shareholders' Agreement or the Approved Sale, as the case may be.

          "Financing Documents" has the meaning given such term in the Recapitalization Agreement.

          "General Corporation Law" means the General Corporation Law of the State of Delaware, as amended from time to time.

          "GSIC Loan Agreement" means that certain Senior Subordinated Loan Agreement dated as of February 3, 1999 by and between the Corporation and the Vencap Holdings (1992) Ptd Ltd.

          "GSIC Stockholders Agreement" shall have the same meaning as the term "Stockholders' Agreement" as such term is defined in the GSIC Loan Agreement.

          "GSIC Subordination Deed" shall have the same meaning as the term "Subordination Deed" as such term is defined in the GSIC Loan Agreement.

          "Indentures" means, collectively, the DM Indenture and the Dollar Indenture.

          "Initial Public Offering" means a public offering and sale of the Corporation's common equity securities, other than in connection with a business combination with or acquisition of any other Person (unless, upon consummation of such business combination or acquisition, the holders of Series A Preferred Stock are eligible to sell to the public at least 25% of the Deemed Common Stock then held by them pursuant to sales within nine months after the effective date of such business combination or acquisition, pursuant to Rule 144 under such Securities Act), representing not less than 25% of the outstanding capital stock of the Corporation on a fully diluted basis (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, if immediately thereafter the Corporation has publicly held equity securities listed on a national securities exchange or the NASD automated quotation system or (ii) made on any recognized stock exchange in any country which is a member of the Organization of Economic Cooperation and Development. An Initial Public Offering shall also be deemed to occur on the date on which the holders of Series A Preferred Stock have the right to sell a number of shares of Common Stock pursuant to registration statements effective under the Securities Act which equals at least 25% of the Deemed Common Stock owned by such holders immediately after the first sale of Common Stock to the public pursuant to an effective registration statement under the Securities Act (after eliminating the effect of any subsequent stock split, subdivision or combination of stock or stock dividends in respect of such Common Stock).

          "IRR" means, with respect to any Share, the annual interest rate (compounded annually) which when used to calculate the net present value as of the Closing Date of all Payment Inflows received by a holder of such Share in respect of such Share as of the date of determination causes the difference between such net present value and all Payment Outflows made in respect of such Share as of such date of determination to equal zero. The IRR shall be determined by the Company's regular outside accounting firm.

          "Junior A Securities" means the Class A Common Stock, the Class B Common Stock, the Class C Common Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series D Preferred Stock, the Series D-1 Preferred Stock and any other capital stock or other equity securities of the Corporation, other than the Series C Preferred Stock.

          "Junior B Securities" means the Class A Common Stock, the Class B Common Stock and any other capital stock or other equity securities of the Corporation, other than the Class C Common Stock and the Preferred Stock.

          "Junior C Securities" means the Class A Common Stock, the Class B Common Stock, the Class C Common Stock, the Series A Preferred Stock, the Series B Preferred Stock and any other capital stock or other equity securities of the Corporation, other than the Series C Preferred Stock, the Series D Preferred Stock and the Series D-1 Preferred Stock or any other security of the Corporation convertible into or exchangeable for, any of the foregoing.

          "Junior Subordinated Notes" means the (i) junior subordinated note issued as of July 31, 2000 by the Corporation to Thayer Equity Investors III, L.P. and (ii) junior subordinated note issued as of July 31, 2000 by the Corporation to Perseus Capital L.L.C. each in the principal amount of $3,500,000.

          "Lender" shall have the same meaning as in the GSIC Loan Agreement or the Junior Subordinated Notes, as applicable.

          "Liquidation Amount" means (a) with respect to any Series A Preferred Share as of any particular date an amount equal to $1,000, (b) with respect to any Series B Preferred Share as of any particular date an equal to $1,000, (c) with respect to any Series C Preferred Share as of any particular date an amount equal to $1,000, (d) with respect to any Series D Preferred Share as of any particular date an amount equal to $1,000, (e) with respect to any Series D-1 Preferred Share as of any particular date an amount equal to $1,000 and (f) with respect to any Class C Common Share as of any particular date an amount equal to $1,000.

          "Loan Closing Date" shall mean the Closing Date as such term is defined in the GSIC Loan Agreement.

          "Payment Inflows" means, with respect to any Share and as of the date of determination, the sum of (i) all payments of cash and cash equivalents made by the Corporation prior to and through and including such date of determination in respect of such Share (excluding, for this purpose, any payments made pursuant to Sections 1B, 1D and 1E of Part D of this Article FOUR) and (ii) the fair market value (determined in good faith by the independent auditors of the Corporation) of any property (other than cash or cash equivalents and Qualified Company Securities) distributed by the Corporation prior to and through and including such date of determination in respect of such Share (excluding, for this purpose, any property distributed pursuant to Sections 1B, 1D and 1E of Part D of this Article FOUR).

          "Payment Outflows" means, with respect to any Share, the purchase price paid in cash or cash equivalents in respect of such Share (for this purpose, the cash purchase price paid in respect of (i) any share of Class A Common Stock issued on or prior to the Closing Date or upon conversion of Class C Common Stock, (ii) any share of Class A Common Stock issued upon conversion of a Series A Preferred Share under clause (ii) of Section 4A or clause (ii) of
Section 4C of Part B hereof, (iii) any share of Class A Common Stock issuable under clause (i) of Sections 4A, 4B, 4C and 4D of Part B hereof, shall be deemed to be $1,000 per share and (iv) any share of Class A Common Stock or Class B Common Stock issued in exchange for a Senior RIC Share shall be deemed to be $1,000 per share (subject, in each case, to adjustment by the Board of Directors of the Corporation for stock splits, stock dividends, reverse stock splits and other similar transactions)).

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

          "Qualified Company Securities" means securities of the Company received as a result of (i) conversions of securities provided for in this Certificate of Incorporation, (ii) adjustments under Sections 7A or 7B of Part B and Sections 7A or 7B of Part C of ARTICLE FOUR hereof, and (iii) stock dividends, stock splits, combinations, subdivision, or reclassifications and similar distributions of Common Stock which apply to all holders of the class of Common Stock receiving such distributions.

          "Recapitalization Agreement" means that certain Recapitalization Agreement entered into by and among the Corporation, Derby International Corporation S.A. (a societe anonyme under Luxembourg law), DC Cycle, L.L.C. (a Delaware limited liability company), Derby Finance S.a.r.l (a Luxembourg corporation) and

Perseus Cycle, L.L.C. (a Delaware limited liability company) as of March 11, 1998, as amended.

          "Redemption Right" has the meaning given such term in the Shareholders' Agreement.

          "Sale of the Corporation" means any transaction or series of transactions pursuant to which any Person or Persons acquires (i) capital stock of the Corporation possessing voting power under normal circumstances to elect a majority of the Corporation's Board of Directors (whether by merger, consolidation or sale or transfer of the Corporation's capital stock) or (ii) all or substantially all of the Corporation's assets determined on a consolidated basis; provided that a Sale of the Corporation shall not be deemed to occur unless it will result in a "Change of Control" as that term is defined in that certain Indenture dated May 14, 1998, entered into among the Company, Lyon Investments B.V. and IBJ Schroder Bank and Trust Company, as Trustee.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Senior Notes" means, collectively, (i) the 9 3/8% Senior Notes due May 14, 2008 in an original principal amount equal to DM 110,000,000 governed by the DM Indenture and (ii) the 10% Senior Notes due May 14, 2008 in an original principal amount equal to US $100,000,000 governed by the Dollar Indenture.

          "Senior RIC Share" has the meaning assigned to such term in the Exchange Agreement.

          "Senior Subordinated Notes" shall have the same meaning as in the GSIC Loan Agreement.

          "Series D Preferred Shares Closing Date" shall mean the Closing Date as such term is defined in the Series D Preferred Stock Purchase Agreement.

          "Series D Preferred Stock Purchase Agreement" means that certain Series D Preferred Stock Purchase Agreement dated on or about November 10, 2000 entered into by and among the Corporation, Quantum Industrial Partners LDC, Thayer Equity Investors III, L.P. and Perseus Cycle, L.L.C.

          "Shareholders' Agreement" means that certain Second Amended and Restated shareholders' agreement dated on or about November 10, 2000, by and between the Corporation, DC Cycle, L.L.C., Thayer Equity Investors III, L.P., Derby Finance S.a.r.l, Perseus Cycle, L.L.C., and Quantum Industrial Partners, LDC, as amended from time to time.

          "Subsidiary" means any corporation of which a majority of the shares of outstanding capital stock possessing the voting power (under ordinary circumstances) in electing the Board of Directors are, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly.

          "Unpaid Acquisition Costs" in the case of a holder of shares of Class A Common Stock and/or Series A Preferred Shares and as of the date of any Distribution shall mean (a) the sum of (i) $1,000 for each share of Class A Common Stock outstanding on the Closing Date or issued pursuant to the Exchange Agreements or issued upon the conversion of Class C Common Stock, and the amount paid for each share of Class A Common Stock issued after the Closing Date (other than shares referred to in clause (iii) of this definition) which is held by such holder on such date (regardless of when acquired), (ii) $500 for each Series A Preferred Share outstanding on the Closing Date and one-half of the fair market value (as determined in good faith by the independent auditors of the Corporation) of a share of Class A Common Stock for and as of each Series A Preferred Share issued after the Closing Date which is held by such holder on such date and (iii) with respect to a share of Class A Common Stock held by such holder on such date and acquired by such holder pursuant to clause (ii) of
Section 4B and Section 4D of Part B of this ARTICLE FOUR, the aggregate Liquidation Amount of the Series A Preferred Shares converted into such shares of Class A Common Stock (plus all accrued and accumulated but unpaid dividends thereon) as of the date of conversion less (b) all amounts distributed to such holder (including amounts distributed to any predecessor holders of such shares of Class A Common Stock or Series A Preferred Shares) prior to such date under clause (a) of Section 1E of Part D of this ARTICLE FOUR.

                                 ARTICLE FIVE

          The Corporation is to have perpetual existence.

                                 ARTICLE SIX

          In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, alter or repeal the by-laws of the Corporation.

                                 ARTICLE SEVEN

          Meetings of stockholders may be held within or without the State of Delaware, as the by-laws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the Corporation. Election of directors need not be by written ballot unless the by-laws of the Corporation so provide.

                                 ARTICLE EIGHT

     To the fullest extent permitted by the General Corporation Law, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this ARTICLE EIGHT shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                 ARTICLE NINE

          The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law.

                                 ARTICLE TEN

          The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subjected to this reservation.